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                                                                   EXHIBIT 10.1

                     RESTATED AND AMENDED SERVICE AGREEMENT

                                 BY AND BETWEEN
                               NEXTCARD, INC. AND
                       FDIC AS RECEIVER OF NEXTBANK, N.A.

        This Restated and Amended Service Agreement (including the exhibits hereto, collectively the "AGREEMENT") effective as of March 1, 2002 (the "EFFECTIVE DATE") is made by and between NextCard, Inc., a Delaware corporation, ("NEXTCARD") and the Federal Deposit Insurance Corporation - Receiver ("FDIC-R"), as receiver of NextBank, National Association (the "BANK") and is based upon the following facts.

        A. On February 7, 2002, the Office of the Comptroller of the Currency closed the Bank and appointed the FDIC-R as receiver of the Bank, whereupon the FDIC-R succeeded to all rights, title, powers and privileges of the Bank and, pursuant to Section 1821 of Title 12, United States Code, is delegated with the power to conduct all business of the Bank and to preserve and conserve the Bank's assets and property.

        B. NextCard and the Bank are parties to a Service Agreement dated September 16, 1999 (the "SERVICE AGREEMENT"), pursuant to which, among other things, NextCard agreed to perform certain servicing functions for the Bank's credit card portfolio.

        C. There exists a Capital Assurance Agreement, dated October 26, 2000 (the "CAPITAL ASSURANCE AGREEMENT"), a copy of which is attached hereto as
EXHIBIT 1.

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        E. The FDIC-R has determined, consistent with its powers and authorities, that it is in the best interests of the Bank that NextCard continue to perform certain agreed-upon licensing and maintenance functions for the Bank's credit card portfolio for the term of this Agreement, under the terms and conditions set forth herein.

        F. So long as each party hereto remains in material compliance with each and every term of this Agreement, and only for the period described in the Agreement, the parties hereto shall be obligated to perform as set forth herein

        NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants, agreements and conditions hereinafter set forth and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, NextCard and the FDIC-R, intending to be legally bound hereby agree as follows:

                                    ARTICLE 1
                         RESTATED AND AMENDED PROVISIONS

           1.1 This Agreement constitutes the amended and restated Service Agreement. Except as restated in their entirety below, all provisions of the Service Agreement are terminated by mutual agreement as of the Effective Date.

           1.2 License

               1.2.1 NextCard hereby grants to FDIC-R a royalty-free, non-exclusive, non-transferable worldwide license to use, during the term of this Agreement, NextCard's Intellectual Property (which, for purposes of this Agreement, shall include all trade and service marks, copyrights, patents, trade secrets and all other information and know-how as well as any systems


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enhancements made available to FDIC-R from time to time by NextCard) for the purpose of servicing credit card accounts (the "NEXTBANK ACCOUNTS").

            1.2.2 Subject to the terms of this Agreement, the NextCard Intellectual Property is and shall remain the sole and exclusive property of NextCard, free from any claim (other than the licenses granted herein) on the part of FDIC-R. FDIC-R shall have no right to disclose, reproduce, use, display or distribute any of the NextCard Intellectual Property except as expressly permitted by this Agreement.

        1.3 Website Operation

            1.3.1 NextCard will own and operate an Internet site on the World Wide Web to be located at "www.nextcard.com" (the "WEBSITE"), subject to the following provisions:

                  1.3.1.1 During the term of this Agreement NextCard shall be responsible for the operations of the Website, including the development, maintenance and the upkeep of the Website and its operations. The parties agree that the NextCard may subcontract operations or activities to third-parties, each of whom will be bound by the Confidentiality provisions set forth in
Section 1.5 hereof.

                  1.3.1.2 FDIC-R and its Bank's customers shall have unlimited use of the Website for purposes of the operations of NextBank and servicing of NextBank Accounts.



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        1.4 Ownership and Administration of Data

            1.4.1 NextCard agrees that all information relating to the customer relationship between holders of NextBank Accounts and the FDIC-R, including without limitation all books and records of such accounts, the First Data Resources Master File, all account forms, all customer correspondence, cardholder agreements, physical plastics, cardholder lists and consumer notices relating to such accounts ("NEXTBANK ACCOUNT INFORMATION") is the property of the FDIC-R.

            1.4.2 FDIC-R shall have unrestricted access to all NextBank Account Information. Upon FDIC-R's request at any reasonable time or times while this Agreement is in effect, NextCard shall immediately deliver to FDIC-R, at FDIC-R's expense, any or all NextBank Account Information held by NextCard pursuant to this Agreement in the form requested by FDIC-R.

            1.4.3 NextCard shall maintain in accordance with the back-up procedures maintained by NextCard in connection with its own data processing, as such may be revised from time to time, duplicate copies of all records and data, except current work in process, necessary to enable the reconstruction of the NextBank Account Information maintained by NextCard, and to permit FDIC-R to continue its operations in the event of damage to or destruction of NextCard's data processing facilities. NextCard shall maintain any other safeguards against the destruction, loss or alteration of any such data or the interruption of data processing services, which it employs in connection with its own data processing, or which shall be required under law or regulation applicable to FDIC-R or NextCard.

            1.4.4 Should any NextBank Account Information be lost or destroyed due to any negligent act or omission of NextCard or any other breach of the security obligations of this


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Agreement, NextCard will be responsible at its own expense for the prompt reconstruction of such NextBank Account Information with high priority allocation of time and resources to complete the regeneration as quickly as possible.

        1.5 Confidentiality Matters

            1.5.1 It is understood that, in the performance by NextCard of the services described herein, NextCard may have access to private or confidential information of FDIC-R's employees and cardholders, including, without limitation, NextBank Account Information, and that FDIC-R may have access to confidential information regarding the operation of NextCard's computer systems. Each party shall use that degree of care it exercises to protect its own private or confidential information to keep, and to have its employees and agents keep, any and all private or confidential information of the other party strictly confidential and to use such information only for the purpose of the services to be performed under this Agreement or as otherwise agreed to in writing by the other party. Each party shall disclose such information only to its employees or agents required to have access thereto for the performance of this Agreement.

            1.5.2 NextCard's and FDIC-R's obligations and agreements under the proceeding Section shall not apply to any information supplied that:

                  (a) was known to the receiving party prior to the disclosure by the other;

                  (b) is or becomes generally available to the public other than by breach of this Agreement; or


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                  (c)     otherwise becomes lawfully available on a
                          nonconfidential basis from a third party that is not under an obligation of confidence to the other party.

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           1.7 Cooperation. Each of the parties hereto shall cooperate fully with the other in furnishing information, making its employees available or otherwise in discharging the obligations set forth in this Agreement.

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                                    ARTICLE 6
                               FURTHER ASSURANCES

        6.1 NextCard shall further provide FDIC-R with such additional information as is reasonably necessary for FDIC-R to determine whether NextCard is in compliance with this Agreement and its obligations hereunder and shall cooperate fully with the FDIC-R's reasonable requests with respect to the assignment of any agreement that FDIC-R may designate for assignment to itself or a third party.

        6.2 In the event that either party shall be in material default with respect to any of the terms or conditions set forth herein, the non-defaulting party shall serve upon the defaulting party a notice of default identifying the provisions of this Agreement with which the



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defaulting party has failed to comply. Thereafter, unless otherwise agreed to by the non-defaulting party, the defaulting party shall have five (5) business days to show that such default has not occurred or has been cured. If the default cannot be cured with reasonable diligence during such five (5) business days, such five (5) business day period shall be extended for such addition period as may be required with diligence and good faith to cure such failure.

        6.3 From time to time, and upon two (2) business days' notice, NextCard shall provide the FDIC-R, its attorneys, accountants, employees and agents with access to (a) its premises during reasonable business hours for the purpose of examining and appraising performance of this Agreement and (b) its detailed books and records (including all relevant supporting documentation) for the purpose of examination and appraising performance of this Agreement.

        6.4 Counsel to NextCard shall maintain regular communication with the FDIC-R's counsel concerning NextCard's attempt to reorganize and with respect to the development of plans of reorganization.

        6.5 The parties shall from time to time after the Effective Date execute and deliver such further instruments and documents, and take such further actions, as either party may reasonably request in order to effectuate or evidence, or further effectuate or evidence, the transactions contemplated by this Agreement.

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                                    ARTICLE 8
                                     NOTICES

        8.1 All notices required to be given hereunder shall be in writing and made by hand delivery, certified mail, private overnight mail courier service, or by facsimile transmission. Notice by hand delivery, certified mail or overnight courier shall be deemed delivered when received and notice by facsimile transmission shall be deemed delivered when receipt of the transmission by the receiving facsimile machine has been confirmed. All notices, if to FDIC-R, shall be delivered to:

                      Federal Deposit Insurance Corporation
                         as receiver for NextBank, N.A.
                      Frank Campagna, RIC
                      1910 Pacific Avenue
                      Dallas, TX  75201
                      Tel: 972-761-8025
                      Fax: 972-761-2250


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                      Federal Deposit Insurance Corporation
                      as receiver for NextBank, N.A.
                      Thomas J. O'Keefe, Jr.
                      1910 Pacific Avenue
                      Dallas, TX  75201
                      Tel: 972-761-8254
                      Fax: 972-761-2250


                      with copies to:


                      Thad Fenton, Esq.
                      Steve Pruss, Esq.
                      Mary Riche, Esq.
                      FDIC Legal Division
                      1910 Pacific Avenue
                      Dallas, TX  75201
                      Tel: 800-568-9161
                      Fax: 972-761-2495

                All notices, if to NextCard, shall be delivered to:

                      NextCard, Inc.
                      John Hashman
                      Robert Linderman
                      595 Market Street - Suite 1800
                      San Francisco, CA  94105
                      (415) 836-9700
                      (415) 836-9701 (fax)


                      with copies to:


                      Kathryn Coleman, Esq.
                      Gibson, Dunn & Crutcher, LLP
                      One Montgomery Street
                      Telesis Tower - 26th Floor
                      San Francisco, CA  94104-4505

                      William S. Eckland, Esq.
                      Sidley Austin Brown & Wood LLP
                      1501 K Street, N.W.
                      Washington, DC  20005



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                                    ARTICLE 9
                          RESOLUTION OF DISPUTES, ETC.


        9.1 Disputes. Any dispute, controversy or claim arising out of or relating to this Agreement or the negotiation hereof or entry hereunto or any contract or agreement entered into pursuant hereto or the performance by the parties of its terms shall first be the subject of good faith negotiation between the parties. If the parties are, within two (2) business days, unable to reach a mutually agreeable resolution, further disputes may be settled by any court with jurisdiction over the parties.

        9.2 Assignment. Except as expressly provided herein, the rights and obligations of a party hereunder may not be assigned, transferred or encumbered without the prior written consent of the other party.

        9.3 Parties in Interest. This Agreement shall be binding upon, inure to the benefit of, and be enforceable by the respective successors and permitted assigns of the parties hereto, including any trustee appointed under the Bankruptcy Code. Nothing contained herein shall be deemed to confer upon any other person any right or remedy under or by reason of the Agreement. In fact, it is expressly agreed that there are no third party beneficiaries under this Agreement. Notwithstanding the general nature of the preceding sentence, none of the employees of NextCard nor any of the vendors of goods and services to NextCard for meeting its obligation to the FDIC-R under this Agreement, shall be deemed a beneficiary of this Agreement. None of those described in the previous sentence have any claim against the FDIC-R, except as set forth in any escrow agreement described herein. By entering into this


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Agreement, the FDIC-R does not assume any of the obligations of NextCard to its employees or to its other creditors other than as expressly set forth herein.

        9.4 Law Governing Agreement. This Agreement shall be construed and interpreted according to federal law, and in the absence thereof, to the internal laws of the California, excluding any choice of law rules that may direct the application of the laws of another jurisdiction.

        9.5 Amendment and Modification. The parties may amend, modify and supplement this Agreement in such manner as may be agreed upon by them in writing, provided however that no amendment, modification or supplement shall be effective unless in writing and signed by both parties.

        9.6 Expenses. Except as otherwise provided herein, each of the parties shall bear its own expenses and the expenses of its counsel and other agents in connection with the transactions contemplated hereby and the negotiation and effectuation of this Agreement.

        9.7 Entire Agreement. The parties intend that the Agreement be interpreted without regard to any prior oral or written understandings, representations, disclosures, investigations or agreements. This Agreement, including the exhibits hereto and any other instruments delivered contemporaneously herewith, embodies the entire agreement between the parties hereto with respect to the transactions contemplated herein, and there have been and are no agreements, representations or warranties between the parties other than those set forth or provided for herein or in any instrument delivered contemporaneously with the delivery hereof. This Agreement is effective as of, and from and after, the Effective Date, and shall be given full retroactive effect to the Effective Date, notwithstanding the date on which the parties execute and deliver this Agreement.


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        9.8 Waiver of Breach, Right or Remedy. The waiver by any party of any breach or violation by another party of any provision of this Agreement or of any right or remedy of the waiving party in this Agreement (a) shall not waive or be construed to waive any subsequent breach or violation of the same provision, (b) shall not waive or be construed to waive a breach or violation of any other provision, and (c) shall be in writing and may not be presumed or inferred from any party's conduct. Except as expressly provided otherwise in this Agreement no remedy conferred by this Agreement is intended to be exclusive of any other remedy, and each and every remedy shall be in addition to every other remedy granted in this Agreement or now or hereafter existing at law or in equity, by statute or otherwise. The election of any one or more remedies by a party shall not constitute a waiver of the right of such waiving party to pursue other available remedies.

        9.9 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Agreement and any amendments hereto, to the extent signed and delivered by means of a facsimile machine, shall be treated in all manner and respects as an original agreement and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. At the request of a party, any other Party hereto so executing and delivering this Agreement or any amendment hereto by means of a facsimile machine shall reexecute original forms thereof and deliver them to the requesting Party. No Party hereto or to any such amendment shall raise the use of a facsimile machine to deliver a signature or the fact that any signature or agreement was transmitted or communicated through the use of a facsimile machine as a defense to the formation or enforceability of a contract and each such Party forever waives any such defense.


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        9.10 Headings. The headings in this Agreement are inserted for convenience only and shall not constitute a part hereof.

        9.11 Time Is Of Essence. Time of the essence in the performance of this Agreement. This section may be waived only in a writing expressly referring hereto.

        9.12 Gender and Number. Reference in this Agreement to any gender or number shall be deemed to refer to the masculine, feminine, neuter, singular and/or plural, as the sense of the context requires. As used herein (or in any document delivered pursuant hereto), unless the context otherwise requires, the word "or" is not exclusive.

        9.13 Relationship of Parties. The relationship of NextCard to Bank under this Agreement is that of independent contractor. Nothing herein shall be construed as constituting a partnership, joint venture, or agency between the parties.

        9.15 Licenses and Authorizations. Each party agrees that it will obtain all licenses and other governmental authorizations and approvals required for the performance of its obligations under this Agreement and will perform its obligations hereunder in accordance with all applicable federal, state and local laws, rules, and regulations now or hereafter in effect.

        9.16 This Agreement shall not be repudiated under 12 U.S.C. Section 1821(e) by the FDIC-R or any successor thereto.

        9.17 Each party represents and warrants to the other that such party has the full corporate power to execute, deliver and perform this Agreement, and to fully discharge its obligations hereunder.

        9.18 Nothing contained herein shall be deemed a waiver or release of any claims held by the FDIC-R against or relating to any of the Bank's directors, officers or any professionals.



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Dated: March 4, 2002


FEDERAL DEPOSIT INSURANCE CORPORATION,
as Receiver for NextBank, N.A.


By:
   -----------------------------------
   Name:
   Title:


NEXTCARD, INC.


By:
   -----------------------------------
   Name:
   Title: